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                                                                   Exhibit 10.24


                       AMENDMENT OF EMPLOYMENT AGREEMENT


       This Amendment (the "Amendment"), is made and entered into this ____ day of December, 2000, by and between Credit Management Solutions, Inc., a Delaware corporation with principal offices located at 135 National Business Parkway, Annapolis Junction, Maryland 20701 (the "Company"), and ___________ (the "Executive").

                                  WITNESSETH

       WHEREAS, the Executive and the Company entered into the Employment Agreement (the ("Agreement") dated __________;

       WHEREAS, the Executive and the Company agree that it is in their mutual interests to amend certain provisions of the Agreement; and

       WHEREAS, the Executive and the Company desire to enter into such Amendment.

       NOW, THEREFORE, for mutual consideration the receipt and sufficiency of which hereby is acknowledged, the parties agree to amend the Agreement as follows:

1. Capitalized terms defined in the Agreement shall have the same meaning in this Amendment.

2. The Agreement is amended as follows: The Executive agrees that he is not entitled to the consideration provided under Section 5(d)(iv) of the Agreement, in connection with either Termination Without Cause Upon Change in Control or termination by the Executive for Good Reason Upon Change in Control, if the acquirer in the Change in Control provides voting common stock in exchange for 90% or more of the voting common stock of the Company or otherwise seeks to treat the acquisition as a pooling for accounting purposes; provided, however, that the foregoing does not remove or otherwise modify the other consideration or conditions set forth in Section 5(d), and

    2.1 If the date of termination is before the Change in Control, then the Executive is entitled to the consideration set forth in Section 5(b)(iii) of the Agreement; or

    2.2 If the date of termination is after the Change of Control, then the conditions set forth in the second sentence of Section 5(f) of the Agreement do not apply, and the Executive's time to exercise his options are extended to 270 days after the date of termination.

3. Except as set forth in Section 2 above, the Agreement is not amended and remains in full force and effect.

       IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the day and year set forth below.

EXECUTIVE:

____________________________________
                                          CREDIT MANAGEMENT SOLUTIONS, INC.

____________________________________      By: _________________________________
PRINT NAME
                                          Title: ______________________________

Dated: _____________, 2000                Dated: _______________, 2000